March 1, 2021

CUTLER EQUITY FUND
Class II Shares
TICKER: DIVHX
A Series of The Cutler Trust

Supplement to Summary Prospectus and Prospectus,
Each Dated September 15, 2020

The important information that follows supplements the Summary Prospectus and Prospectus, each dated September 15, 2020, of the Cutler Equity Fund (the “Fund”) with TICKER: DIVHX.

At a meeting of the Board of Trustees (the “Board”) of The Cutler Trust (the “Trust”) held on February 18, 2021, the Board approved a shareholder services fee pursuant to a Shareholder Service Plan in an amount not to exceed 0.15% per annum of the Fund’s average daily net assets, and of this amount, authorized the actual expenditure of shareholder services fees up to 0.05% per annum of the Fund’s average daily net assets.

Accordingly, the Fees and Expenses Table, and corresponding expense example, in the Fund’s Summary Prospectus and Prospectus are hereby replaced with the following:

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay if you buy and hold Class II Shares of the Equity Fund.

Class II Shares
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Service Fees(1)	0.02%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.99%

(1)

Shareholder service fees are estimated for the current fiscal year to equal 0.02% per annum of the Fund's average daily net assets. The Fund has adopted a Shareholder Service Plan that permits it to pay up to 0.15% of its average daily net assets each year in shareholder services fees. The Board of Trustees (the “Board”) of The Cutler Trust has authorized the Fund to spend not more than 0.05% of the Fund’s average daily net assets under the Shareholder Service Plan without further approval from the Board.

Example

This Example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

The following sub-section titled “Shareholder Service Plan” is added as the last sub-section to the Fund’s Prospectus in the section titled “Management.”

SHAREHOLDER SERVICE PLAN

The Fund has adopted a Shareholder Service Plan permitting the Fund to compensate broker-dealers and financial institutions for providing shareholder services, including but not limited to, (i) establishing and maintaining accounts and records; (ii) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares may be effected and other matters pertaining to the Trust’s services; (iii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assisting shareholders in arranging for processing purchase, exchange and redemption transactions; (v) arranging for the wiring of funds; (vi) guaranteeing shareholder signatures in connection with redemption orders and transfer and changes in shareholder-designated accounts; (vii) responding to customer inquiries and requests regarding statements of additional information, shareholder reports, notices, proxies and proxy statements and other Fund documents, or integrating periodic statements with other shareholder transactions; and (viii) providing such other related services as the shareholder may request. The maximum amount that may be incurred under the Shareholder Service Plan is 0.15% per annum of the Fund’s average daily net assets. The Board has authorized the Fund to spend not more than 0.05% of the Fund’s average net assets under the Shareholder Service Plan without further approval from the Board.

The Summary Prospectus, Prospectus and Statement of Additional Information, each dated September 15, 2020, and other information about the Class II Shares of the Fund are available online at https://funddocs.filepoint.com/cutler/. You can also get this information at no cost by calling 888-CUTLER4 (888-288-5374) or by sending an email request to Fulfillment@ultimusfundsolutions.com. If you have any questions regarding the Fund, please call 1-844-838-2119.

Investors Should Retain this Supplement for Future Reference.